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                  SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549

                            Form 8-A

           FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR (g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                       SUPERIOR NETWORKS, INC.
                       -----------------------
        (Exact name of registrant as specified in its charter)


Nevada                                   98-0339543
------                                   ----------
(State of incorporation                  (I.R.S. Employer Identification No.)
or organization)


Suite 1000-355 Burrard Street
Vancouver, BC, Canada                     V6C 2G8
---------------------                     -------
(Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class         Name of each exchange of which
         to be so registered         each class is to be registered

         Not Applicable              Not Applicable
         ---------------             ---------------

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective
pursuant to General Instruction A.(c), check the following box.   [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective
pursuant to General Instruction A.(d), check the following box.   [X]

Securities Act registration statement file number to which this form relates:
SEC File No. 333-54658 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, par value of $0.001
                         (Title of class)

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Item 1.  Description of Registrant's Securities to be Registered.

The description of securities contained in Registrant's
Registration Statement on Form SB-2, as amended, filed with the commission (File No. 333-54658) is incorporated by reference into this registration statement.

Item 2.  Exhibits

EXHIBIT
NUMBER                        DESCRIPTION
------------                  --------------------
  3.1                         Articles of Incorporation*
  3.2                         By-Laws*
  4.1                         Share Certificate*
  5.1                         Opinion of Cane & Company, LLC, with
                              consent to use*
 23.1                         Consent of Morgan & Company, Chartered
                              Accountants*
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*Incorporated herein by reference to the exhibits of the same number in
Registrant's Registration Statement on Form SB-2, as amended.



                          SIGNATURE

Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE: July 6,2001

SUPERIOR NETWORKS, INC.
Registrant


By:  /s/ Randy White
   --------------------------------------
    Randy White, President

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